SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               Amendment No. ____)


Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              ORALABS HOLDING CORP.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement Number:

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3)   Filing party:

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4)   Date filed:

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



                              ORALABS HOLDING CORP.
                             2901 South Tejon Street
                            Englewood, Colorado 80110

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                  May 29, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ORALABS HOLDING CORP. (the "Company") will be held at the Company's offices at 2901
South Tejon Street, Englewood, Colorado 80110, on Wednesday, May 29, 1998, at 10:00 a.m., for the following purposes:

     1. To elect four Directors;

     2. To ratify the selection of Schumacher & Associates, Inc. as the Company's independent auditors for the fiscal year ending December 31, 1998; and

     3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on April 3, 1998 as the record date for determining all stockholders entitled to receive notice of the Annual Meeting and to vote at such meeting or any adjournment(s) thereof.

     The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, please vote by completing, signing and dating the enclosed proxy and returning it promptly to the Company in the enclosed self-addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors,


                                          /s/ Suzan M. Schlatter
                                          --------------------------------------
                                          Suzan M. Schlatter
                                          Secretary
April 29, 1998

                              ORALABS HOLDING CORP.
                             2901 South Tejon Street
                            Englewood, Colorado 80110

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 29, 1998


General Information

     This Proxy Statement is furnished to the stockholders of OraLabs Holding Corp., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held on May 29, 1998, and any adjournment(s) thereof (the "Annual Meeting"). A copy of the notice of meeting, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (which also comprises the Company's Annual Report) and form of proxy statement are first being sent to stockholders on or about April 29, 1998.

     Only stockholders of record at the close of business on April 3, 1998, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were issued and outstanding 9,123,555 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote with respect to each of the matters to be voted upon at the Annual Meeting. The Common Stock is the only class of outstanding securities of the Company entitled to vote at the Annual Meeting.

     Presence in person or by proxy of the holders of 4,561,778 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, the affirmative vote of the holders of at least a majority of votes present and entitled to be cast at the Annual Meeting is required for (i) the election of Directors, (ii) the ratification of the selection of Schumacher & Associates, Inc. as independent auditors for the current fiscal year, and (iii) except as otherwise required by Colorado law or the Company's Articles of Incorporation, any other matters that properly come before the meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Abstentions will be counted as present or represented and entitled to vote for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. A proxy submitted by a stockholder also may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares.

     If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. If no instructions are given, the persons named in the proxy intend to vote in favor of (i) the nominees for election as Directors as set forth below and (ii) the ratification of the selection of Schumacher & Associates, Inc. as independent auditors for the current fiscal year.

     Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of Directors and ratification of the appointment of the independent auditors, since such matters are considered to be routine. Since a broker is not required to vote shares held in "street name" in the absence of instructions from the beneficial stockholder, a stockholder's failure to instruct his broker may result in the stockholder's shares not being voted.

     Each proxy granted may be revoked by the person granting it at any time (i) by giving written notice to such effect to the Secretary of the Company, (ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been case pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.


                              ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provides that the number of Directors of the Company shall be fixed by resolution of the Board of Directors. Such number currently has been fixed at four persons. At the Annual Meeting, four persons will be elected to the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualify. The persons named as proxies in the accompanying proxy intend to vote FOR these nominees of the Board of Directors or, if any of the nominees should be unable to serve, for such substitute nominee(s) as the Board of Directors then may propose.

     The following table sets forth information about the nominees, each of whom is currently serving as a Director of the Company:

                                                                     Year First
                                                                     Elected to
                                                                      Board of
        Name                   Age   Positions with the Company       Directors
        ----                   ---   --------------------------       ---------

 Gary H. Schlatter(2)..........41    Chairman of the Board, Chief        1997
                                        Executive Officer, Director(1)
 Suzan M. Schlatter............36    Director, Secretary                 1997
 Allen R. Goldstone............45    Director(1)                         1997
 Michael I. Friess.............48    Director(1)                         1997

------------------

1    Audit Committee member

2    See "Certain Relationships and Related Transactions" below.

     Messrs. Schlatter and Goldstone and Ms. Schlatter were elected to their positions in May 1997 upon consummation of the transaction by which the Company's subsidiary, OraLabs, Inc., was acquired by SSI Capital Corp. (the Company's predecessor). Mr. Friess was appointed as a Director on September 8, 1997. All directors serve as such until their successors are elected and qualified. No family relationship exists among the Directors or between any of such persons and the Executive Officers of the Company except that Gary H. Schlatter and Suzan M. Schlatter are married.

     Gary H. Schlatter is the founder (in 1990) of the Company's subsidiary, OraLabs, Inc. (which became the name of the subsidiary in 1994), and has served as the President, Chief Executive Officer, Treasurer and Secretary of the subsidiary since that time. He also serves in the positions listed in the above table with respect to the Company. Mr. Schlatter holds his offices (other than the position of director) pursuant to an employment agreement (see, "Executive Compensation").

     Allen R. Goldstone is the president of Creative Business Strategies, Inc., an unaffiliated company which is engaged in the business of business consultation, and he has held that position since December 1998. Mr. Goldstone has also served as a management consultant since 1988. From January 1, 1997 through December 31, 1997, Mr. Goldstone was an employee of the Company's subsidiary, in which capacity he was in charge of investor relations.

     Michael Friess is a self-employed attorney licensed to practice law in the state of Colorado. He was a partner from January 1983 to December 1993 in the New York City law firm of Schulte, Roth & Zabel, where his practice emphasized taxation.

     Suzan Schlatter has served as the Secretary of OraLabs, Inc. (the Company's subsidiary) since its founding in 1990 and currently serves as Secretary of the Company as well.

     The Board of Directors recommends that stockholders vote FOR the election of each of the nominees named herein.

Additional information with respect to the Board of Directors.

     The Company did not have any standing committees of the Board of Directors in fiscal year 1997, although a standing Audit Committee was created in 1998.

     During the fiscal year ended December 31, 1997, the Board of Directors met four times. All of the meetings occurred without formal notice and actions were taken by unanimous consent minutes of the Board of Directors. During the fiscal year ended December 31, 1997, each Director attended at least 75% of all Board meetings.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Based solely upon a review of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and the Company under the Securities Exchange Act of 1934 (the "Exchange Act") and a review of written representations received by the Company, no person who at any time during fiscal 1997 was a Director, Executive Officer or beneficial owner of more than 10% of the outstanding shares of Common Stock failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.

Executive Officers and Significant Employees.

     The following table sets forth information about the executive officers and significant employees of the Company:

         Name                    Age        Positions with the Company
         ----                    ---        --------------------------

  Gary H. Schlatter(1)............41        Chief Executive Officers, President,
                                               Treasurer
  Emile (Red) Jordan..............39        Comptroller, Chief Financial
                                               Officer
  Christopher Farnworth...........42        Technical Director for OraLabs, Inc.
                                               (subsidiary of Company)

------------------

1 See description of Mr. Schlatter below the table of Nominees to the Board of Directors, above.

     Mr. Jordan has served as the Comptroller of the Company since May 1997. He began working for OraLabs, Inc. (the Company's subsidiary) on a part time basis in 1993 and has served as Comptroller of OraLabs, Inc. on a full time basis since April 1, 1994. Prior to working full time for OraLabs, Inc., Mr. Jordan was a field estimator for a company engaged in the business of smoke and fire dmage restoration. Mr. Jordan is the Chief Financial Officer of the Company. Mr. Jordan was elected to his position by the Board of Directors of the Company and holds his office at the discretion of the Board of Directors or until his earlier death or resignation.

     Although Mr. Farnworth is not an executive officer of the Company or of the Company's subsidiary, in his capacity as Technical Director of the subsidiary, he makes a significant contribution to the business of the Company. In such capacity, Mr. Farnworth is responsible for engineering of the Company's production equipment and for overseeing the Company's production of its products. He has served in the capacity of Technical Director of the subsidiary since September 1996, and since 1992 he worked for the Company on a contract basis. Prior thereto, Mr. Farnworth operated a sole proprietorship engaged in the business of designing, building and maintaining various automated systems used in manufacturing.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Gary H. Schlatter is the owner of the property leased by the Company which serves as the Company's headquarters, manufacturing facility and one of the Company's warehouse facilities. The lease expires in the year 2000. The Company believes that its rental rate is comparable to that which would be paid to an unaffiliated party, and the Company believes that if the lease were not to be renewed, alternative space could be obtained by the Company.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 31, 1998, information regarding the beneficial ownership of Common Stock (i) by each Director (each of whom is a nominee for election at the Annual Meeting), (ii) by each Executive Officer listed in the Summary Compensation table below, (iii) by all Directors and current Executive Officers as a group (five (5) persons), and (iv) by each person or group known by the Company to own beneficially in excess of five percent (5%) of the Common Stock:

      Name and Address           Amount and Nature of
    of Beneficial Owner(3)       Beneficial Ownership           Percent of Class
    ----------------------       --------------------           ----------------

  Gary H. Schlatter               7,458,700 shares(1)               81.8%(1)
  2901 South Tejon Street
  Englewood, Colorado 80110

  Suzan M. Schlatter                200,000 shares(2)                2.2%(2)
  4835 South Gaylord Street
  Englewood, Colorado 80110

      Name and Address           Amount and Nature of
    of Beneficial Owner(3)       Beneficial Ownership           Percent of Class
    ----------------------       --------------------           ----------------

  Allen R. Goldstone                 170,000 shares                  1.9%
  5353 Manhattan Circle
  Suite 201
  Boulder, Colorado 80303

  Michael I. Friess                   20,000 shares                   *
  5353 Manhattan Circle
  Suite 201
  Boulder, Colorado 80303

  All directors and executive      7,660,700 shares(1)              84.0%
    officers as a group
   (five persons)

*    Less than one percent

------------------

1 Includes 200,000 shares held by The Schlatter Family Partnership, of which Gary H. Schlatter and Suzan M. Schlatter are the general partners. Suzan M. Schlatter may be deemed the beneficial owner of some or all of the shares.

2 Includes 200,000 shares owned by The Schlatter Family Partnership, of which Gary Schlatter and Suzan Schlatter are the general partners.

3 Unless otherwise noted, the stockholders identified in this table have sole voting and investment power. The sole person known to the Company to be the beneficial owner of more than five percent (5%) of the class of outstanding stock is Gary H. Schlatter, whose address is c/o OraLabs Holding Corp., 2901 South Tejon Street, Englewood, Colorado 80110 (Suzan Schlatter disclaims ownership of such shares).

Change in Control.

     The Company does not know of any arrangements, including a pledge by any person of securities of the Company, the operation of which at a subsequent date may result in a change in control of the Company.

     A change in control of the Company occurred on May 1, 1997, as previously disclosed by the Company in its current reports on Form 8-K and in its periodic reports. On May 1, 1997, the Company's subsidiary, OraLabs, Inc. was acquired as a wholly-owned subsidiary of the Company's predecessor, SSI Capital Corp. As a result of that transaction, Gary H. Schlatter was issued that number of shares of common stock of the Company's predecessor which caused him to be an approximate 85% holder of all of the outstanding shares of stock at the time of completion of the merger. Mr. Schlatter's current ownership of shares is specified in the above table. The transaction was completed in the form of what is generally referred to as a reverse triangular merger. At the time of closing the transaction, Edmond O'Donnell and Lawrence Kaplan, who were then the directors and controlling stockholders of the Company's predecessor, resigned all of their positions and Mr. Schlatter, Suzan Schlatter and Allen R. Goldstone were appointed to their positions on the Board by the resigning directors.


                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation for services rendered, in all capacities, awarded or paid to or earned by the Chief Executive Officer of the Company during the fiscal year ended December 31, 1997. No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 during the fiscal year.

                                           Summary Compensation Table

                                               Annual Compensation                      Long Term Compensation
                                    -----------------------------------------       ------------------------------
       Name and                                                                                    Shares Under-
  Principal Position       Year     Salary ($)    Bonuses ($)1      Other ($)1       Other       lying Options (#)2
  ------------------       ----     ----------    ------------      ----------       -----       ------------------

  Gary H. Schlatter,       1997       53,333(1)         0            714,607(1)        0               61,000
    Chief Executive        1996       80,000            0          1,590,364(1)        0                  0
    Officer                1995       80,000            0          2,012,980(1)        0                  0

------------------

1 On May 1, 1997, the Company's subsidiary, OraLabs, Inc., was acquired by the Company's predecessor, SSI Capital Corp., in a transaction commonly referred to as a reverse triangular merger. Prior to May 1, 1997, OraLabs, Inc. was a privately held, subchapter S corporation, owned 100% by Mr.
     Schlatter. As Mr. Schlatter recognized for tax purposes all income of the subchapter S corporation whether distributed to him or not, it was the practice of the privately held entity to distribute substantially all of such income to Mr. Schlatter each year. Accordingly, the column entitled
     "Other" consists of the distributions received by Mr. Schlatter in each year. In 1997, the distributions reflect the activity of OraLabs, Inc.
     during the first four (4) months of the calendar year 1997, and the salary paid to Mr. Schlatter in 1997 represents payments made by the Company for the period from May 1, 1997 through fiscal year end. The sums listed for years 1996 and 1995 represent distributions by OraLabs, Inc. to Mr.
     Schlatter during those two years.



                                        7

2 Includes 61,000 shares underlying 61,000 options granted to Suzan M. Schlatter (Mr. Schlatter's spouse), the Company's Secretary, under the Company's 1997 Stock Plan. Beneficial ownership of such securities is disclaimed by Mr. Schlatter.

     The following table sets forth certain information as to options granted pursuant to the Company's 1997 Stock Plan to Mr. Schlatter's spouse during the fiscal year ended December 31, 1997. Mr. Schlatter disclaims a beneficial interest in such securities. All of the following options were granted pursuant to the 1997 Stock Plan, are incentive stock options, have an option price equal to the fair market value of the stock on the date of grant as determined by the Company's Board of Directors, and vest over a five (5) year period at the rate of twenty percent (20%) per year. The following table does not include any option grant to persons who were not paid a total annual salary and bonus in excess of $100,000 during fiscal year 1997. None of the following options have been exercised.

                        Option Grants During Fiscal 1997

                                           Individual Grants
                     -----------------------------------------------------------
                       Shares     Percent of Total
                     Underlying    Options Granted
                       Options      To Employees     Exercise Price   Expiration
       Name          Granted (#)   in Fiscal Year      ($)/Share)        Date
       ----          -----------   --------------      ----------        ----

Suzan M. Schlatter,    61,000            12%              $1.00         8/21/07
  spouse of Gary H.
  Schlatter

Standard Compensation Arrangements

     There were no standard arrangements in fiscal year 1997 pursuant to which directors of the Company were compensated for any services provided as a director. The Company may institute such arrangements, which may include, but not be limited to, standard fees for attendance at meetings of directors and/or committees. There were no other arrangements pursuant to which any director of the Company was compensated during the past fiscal year for any service provided as a director.

Agreements with Executive Officers

     The only employment contract between the Company and any executive officer of the Company who received total salary and bonus during fiscal year 1997 in excess of $100,000 is an Amended and Restated Employment Agreement with Gary H. Schlatter. Except for that Agreement as described below, the Company has not entered into any compensatory arrangement pursuant to which any executive officer of the Company will receive payment from the Company as a result of the executive officer's resignation, retirement or termination of employment or as a result of a change in control of the Company.

     Effective April 25, 1997, the Company's subsidiary, OraLabs, Inc., entered into an Amended and Restated Employment Agreement with Gary Schlatter. The
Agreement is for a term of three (3) years commencing May 1, 1997 and terminating April 30, 2000, unless terminated earlier pursuant to the provisions of the Agreement. Under the Agreement, Mr. Schlatter agrees to devote such time and attention to the business of OraLabs, Inc. as may be required to fulfill his duties, which is expected to require a substantial amount of his working time.

     Under the Agreement, Mr. Schlatter is paid a base salary of $80,000 per year for the first twelve (12) months, $220,000 per year for the next twelve
(12) months, and $242,000 for the final twelve (12) months. Bonus compensation is payable to Mr. Schlatter only as may be determined by the Board of Directors in its discretion. Under the Agreement, Mr. Schlatter has agreed that during its term and for a period of one (1) year thereafter, he will not participate in any business competitive to that of the business of OraLabs, Inc., except with respect to limited passive investments, and that he will never disclose or utilize any trade secrets or proprietary information of OraLabs, Inc. except within the scope of his employment.

     Under specified circumstances involving a change in control, Mr. Schlatter may terminate the Agreement and receive a lump sum payment equal to all of the compensation to which he otherwise would have been entitled had the Agreement remained in effect for its entire term.


                        SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Schumacher & Associates, Inc. as the independent auditors to audit the books and accounts of the Company for the current fiscal year. Schumacher & Associates, Inc. has served as such independent auditors since May 1997. One or more representatives of Schumacher & Associates, Inc. will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions.

     Prior to may 1997, Schumacher & Associates, Inc. audited the financial statements of the Company's subsidiary, OraLabs, Inc., while the financial statements of the Company's predecessor were audited by Scott and Guilfoyle, Certified Public Accountants. The prior firm was dismissed by the Board of Directors of the Company. There were no disagreements with the former accounting firm.

     The Board of Directors recommends that the stockholders vote FOR approval of the selection of Schumacher & Associates, Inc. as the Company's independent auditors.


                 STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders of the Company wishing to include proposals in the proxy material relating to the 1999 Annual Meeting of Stockholders of the Company must submit the same in writing so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 31, 1998 for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.


                                  OTHER MATTERS

     The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their best judgment.

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, accompanies this Proxy Statement and constitutes the Company's Annual Report to shareholders. COPIES OF ANY EXHIBITS THERETO WILL BE FURNISHED TO ANY SHAREHOLDER OF THE COMPANY UPON THE PAYMENT OF A REASONABLE DUPLICATING CHARGE. WRITTEN REQUESTS FOR ANY EXHIBIT SHOULD BE DIRECTED TO ORALABS HOLDING CORP., 2901 SOUTH TEJON STREET, ENGLEWOOD, COLORADO 80110, ATTENTION: INVESTOR RELATIONS.


                            SOLICITATION AND EXPENSES

     The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and the Company will reimburse them for their expenses.

                                           By Order of the Board of Directors,

                                           /s/ Gary H. Schlatter
                                           -------------------------------------
                                           Gary H. Schlatter,
                                           Chairman of the Board

 April 29, 1998.

                              ORALABS HOLDING CORP.

                     PROXY SOLICITED ON BEHALF OF COMPANY'S
                               BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 29, 1998

     The undersigned hereby appoints as proxies Gary H. Schlatter, Michael I. Friess and Allen R. Goldstone and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the annual meeting of stockholders and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

        PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW


1. ELECTION OF DIRECTORS                    [ ]           [ ]            [ ]
   (Instructions:  To withhold            FOR ALL       FOR ALL        WITHHOLD
   authority to vote for an                             EXCEPT         AUTHORITY
   individual nominee, strike a                                         FOR ALL
   line through the nominee's
   name in the list below and
   mark center box to right.)

Nominees:  Gary H. Schlatter,  Suzan M. Schlatter,  Michael I. Friess,  Allen R.
           Goldstone


2. Proposal to ratify Schumacher &          [ ]            [ ]           [ ]
   Associates, Inc. as the                  FOR          AGAINST       ABSTAIN
   independent auditors for the
   fiscal year ended December 31,
   1998

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment(s) thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.


---------------------------------               --------------------------------
Signature                                       Signature if Held Jointly

---------------------------------               --------------------------------
Name (Please Print)                             Name (Please Print)

Date:                                           Date:
     ----------------------------                    ---------------------------